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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
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          Missouri                      0-12619                 43-0985160
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

     15 Compound Drive, Hutchinson, KS                             67502
  (Address of principal executive offices)                       (Zip Code)

           Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On March 24, 2005, Collins Industries, Inc. (the "Company") received notice of a determination by Nasdaq's Listing Qualifications Staff that the Company fails to comply with the requirements of Nasdaq Marketplace Rule 4310(c)(14) for continued listing due to the delayed filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission, and that its securities are therefore subject to delisting from the Nasdaq National Market.

     On February 21, 2005, in response to its receipt of a notice of determination by the Staff that the Company failed to comply with the requirements of Nasdaq Marketplace Rule 4310(c)(14) for continued listing due to the delayed filing of its Form 10-K for the fiscal year ended October 31, 2005, the Company requested a written hearing before the Nasdaq Listing Qualifications
Panel which stayed the delisting until the Panel had rendered its decision. The
Panel conducted a written hearing on March 17, 2005, but delayed its decision to consider additional information submitted by the Company deemed relevant to the
Panel's determination. The Company has been notified by the Nasdaq Listing
Qualifications Hearings that the Panel will continue its review of the Company's listing status on or about March 31, 2005. There can be no assurance that the
Panel will grant the Company's request for continued listing.

     The Company's investigation of its reserves for estimated future cash costs of workers' compensation claims for the states of Florida and Kansas is nearly complete. The Company's Audit Committee continues to work diligently to complete the investigation as soon as possible. The Company is taking time to ensure a complete investigation is finished before filing any additional SEC reports.

     Although the Company has completed its financial statements for the fiscal year ended October 31, 2004, the outside auditor for the Company has not completed its audit of such financial statements. Its audit report depends upon
(a) completion of additional audit procedures, which are expected to be completed by the end of April, 2005; (b) finalization of the investigation by the Audit Committee of the practices employed by the Company in determining liability reserves under its self-insured workers' compensation plan, which is expected to be completed by April 8, 2005; and (c) the receipt of management representations from the Company's next chief financial officer.

     The Company issued a press release on March 30, 2005 regarding this matter.
A copy of the press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     (c) Effective April 1, 2005, the Company will appoint Randall Swift to serve as its Vice President and Chief Operating Officer. Mr. Swift, 39, joined the Company in 1998 as V.P./Sales and Marketing for Capacity of Texas, Inc., a
wholly-owned subsidiary of the Company. In 1999, Mr. Swift was promoted to
President of Capacity of Texas, Inc. where he has continued to serve prior to this appointment. Mr. Swift possesses an extensive background in sales, engineering and manufacturing with over six years at Cummins Southern Plains,
Inc. prior to coming to Capacity of Texas, Inc. Randall holds a B.S. in
Electrical Engineering from Mankato State University.

     The Company issued a press release on March 30, 2005 regarding this matter.
A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Collins Industries, Inc. Press Release dated March 30, 2005.

     99.2 Collins Industries, Inc. Press Release dated March 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  March 30, 2005
                                       By:  /s/ Donald Lynn Collins
                                          --------------------------------------
                                       Name:    Donald Lynn Collins
                                       Title:   President and Chief Executive
                                                Officer

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